Filed pursuant to Rule 433

Registration Statement No. 333-271670

March 12, 2025

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$500,000,000
Maturity:	March 12, 2027
Coupon:	4.375% per annum
Price to Public:	99.864%
Underwriting Discount and Commissions:	0.100%
Yield to Maturity:	4.447%
Spread to Benchmark Treasury:	T+50 bps
Benchmark Treasury:	4.125% UST due February 28, 2027
Benchmark Treasury Price and Yield:	100-10 5/8, 3.947%
Interest Payment Dates:	Semi-annually on March 12 and September 12 of each year, commencing on September 12, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 10 basis points less interest accrued at the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AQ9 / US76720AAQ94
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$750,000,000
Maturity:	March 14, 2028
Coupon:	4.500% per annum
Price to Public:	99.731%
Underwriting Discount and Commissions:	0.125%
Yield to Maturity:	4.597%
Spread to Benchmark Treasury:	T+65 bps
Benchmark Treasury:	4.250% UST due February 15, 2028
Benchmark Treasury Price and Yield:	100-26+, 3.947%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to February 14, 2028 (the “2028 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 10 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2028 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AR7 / US76720AAR77
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$1,750,000,000
Maturity:	March 14, 2030
Coupon:	4.875% per annum
Price to Public:	99.982%
Underwriting Discount and Commissions:	0.300%
Yield to Maturity:	4.879%
Spread to Benchmark Treasury:	T+85 bps
Benchmark Treasury:	4.000% UST due February 28, 2030
Benchmark Treasury Price and Yield:	99-27 ¾, 4.029%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to February 14, 2030 (the “2030 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 15 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2030 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AS5 / US76720AAS50
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$1,250,000,000
Maturity:	March 14, 2032
Coupon:	5.000% per annum
Price to Public:	99.383%
Underwriting Discount and Commissions:	0.350%
Yield to Maturity:	5.106%
Spread to Benchmark Treasury:	T+95 bps
Benchmark Treasury:	4.125% UST due February 29, 2032
Benchmark Treasury Price and Yield:	99-26, 4.156%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to January 14, 2032 (the “2032 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 15 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2032 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AT3 / US76720AAT34
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$1,750,000,000
Maturity:	March 14, 2035
Coupon:	5.250% per annum
Price to Public:	99.432%
Underwriting Discount and Commissions:	0.450%
Yield to Maturity:	5.324%
Spread to Benchmark Treasury:	T+105 bps
Benchmark Treasury:	4.625% UST due February 15, 2035
Benchmark Treasury Price and Yield:	102-26, 4.274%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to December 14, 2034 (the “2035 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 20 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2035 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AU0 / US76720AAU07
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$1,750,000,000
Maturity:	March 14, 2055
Coupon:	5.750% per annum
Price to Public:	98.859%
Underwriting Discount and Commissions:	0.750%
Yield to Maturity:	5.831%
Spread to Benchmark Treasury:	T+123 bps
Benchmark Treasury:	4.500% UST due November 15, 2054
Benchmark Treasury Price and Yield:	98-12, 4.601%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to September 14, 2054 (the “2055 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 20 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2055 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AV8 / US76720AAV89
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Fixed Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$750,000,000
Maturity:	March 14, 2065
Coupon:	5.875% per annum
Price to Public:	99.147%
Underwriting Discount and Commissions:	0.750%
Yield to Maturity:	5.931%
Spread to Benchmark Treasury:	T+133 bps
Benchmark Treasury:	4.500% UST due November 15, 2054
Benchmark Treasury Price and Yield:	98-12, 4.601%
Interest Payment Dates:	Semi-annually on March 14 and September 14 of each year, commencing on September 14, 2025.
Record Dates:	The close of business on the fifteenth calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.
Optional Redemption:	A redemption price equal to (i) if such redemption occurs prior to September 14, 2064 (the “2065 Par Call Date”), the greater of (x) 100% of the principal amount of the notes to be redeemed and (y) as certified to the trustee by us or Rio Tinto, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus a spread of 20 basis points less interest accrued at the date of redemption or (ii) if such redemption occurs on or after the 2065 Par Call Date, 100% of the principal amount of the notes to be redeemed, together, in either case, with accrued interest on the principal amount of the notes to be redeemed to the date of redemption.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AW6 / US76720AAW62
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.

Rio Tinto Finance (USA) plc

Pricing Term Sheet

March 11, 2025

Floating Rate Notes
Issuer:	Rio Tinto Finance (USA) plc
Guarantors:	Rio Tinto plc and Rio Tinto Limited
Principal Amount:	$500,000,000
Maturity:	March 14, 2028
Price to Public:	100.000%
Underwriting Discount and Commissions:	0.125%
Spread to Compounded SOFR:	+84 bps
Interest Rate Basis:	Compounded SOFR
Initial Interest Rate:	Interest will accrue at a floating rate, reset quarterly on each Interest Payment Date, equal to Compounded SOFR, plus 0.840%.
Interest Payment Dates:	Interest will be payable quarterly in arrears on March 14, June 14, September 14 and December 14 of each year, commencing on June 14, 2025, and on the Stated Maturity Date.
Interest Reset Dates:	Each Interest Payment Date.
Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Interest Payment Date.
Optional Redemption:	None.
Settlement:	T+3; March 14, 2025
CUSIP / ISIN:	76720A AY2 / US76720AAY29
Expected Issue Ratings[1]:	A1 (Moody’s) / A (S&P) / A (Fitch)

Joint Book Running Managers:	BNP Paribas Securities Corp. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC RBC Capital Markets, LLC
Joint Bookrunners:	Australia and New Zealand Banking Group Limited
Bank of China Limited, London Branch
China Construction Bank (Asia) Corporation Limited
CIBC World Markets Corp.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
ICBC Standard Bank Plc
Santander US Capital Markets LLC
SG Americas Securities, LLC
SMBC Nikko Securities Americas, Inc.
TD Securities (USA) LLC
Co-managers:	DBS Bank Ltd. nabSecurities, LLC Natixis Securities Americas LLC Scotia Capital (USA) Inc. Westpac Banking Corporation

It is expected that delivery of the Notes will be made against payment therefor on or about March 14, 2025, which will be three business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in one business day unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the securities initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the Notes who wish to make such trades should consult their own advisors.

No PRIIPs/UK PRIIPs key information document has been prepared as the Notes are not available to retail investors in the EEA and the United Kingdom. This communication is being distributed to, and is directed only at, persons in the United Kingdom in circumstances where section 21(1) of the Financial Services and Markets Act 2000 does not apply.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling BNP Paribas Securities Corp. at 1-800-854-5674, BofA Securities, Inc. at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146, J.P. Morgan Securities LLC at 1-212-834-4533, Mizuho Securities USA LLC at 1-866-271-7403 and RBC Capital Markets, LLC at 1-866-375-6829.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

1	A rating is not a recommendation to buy, sell or hold the securities, and may be subject to revision, suspension or withdrawal at any time by the assigning rating agencies.